                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 22, 1996





                         QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


         NORTH CAROLINA              340-23520           56-1714315
  (State or other jurisdiction  (Commission File No.)   (I.R.S. Employer
     of incorporation)                                Identification Number)



             4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 300,
                       DURHAM, NORTH CAROLINA 27703-8411
                  (Address of principal executive offices)


                                 (919) 941-2000
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On November 22, 1996, Quintiles Transnational Corp. (the "Company") completed the acquisition of BRI International, Inc. ("BRI"), an international contract research organization, following the approval of the BRI stockholders in a meeting at BRI's headquarters in Arlington, Virginia. The Company acquired BRI in a merger transaction, accounted for as a pooling of interests, in which BRI merged with and into a wholly-owned subsidiary of the Company substantially in accordance with the terms disclosed in the Company's previous filings. The Company issued approximately 1,615,000 shares of its Common Stock, par value $.01 per share ("Common Stock"), in the transaction to the former stockholders of BRI and assumed options exercisable for 338,693 shares of Common Stock.

     On November 29, 1996, the Company completed a share exchange with the shareholders of Innovex Limited ("Innovex"), an international contract pharmaceutical organization based in Marlow, United Kingdom, substantially in accordance with the terms disclosed in the Company's previous filings. The Company acquired all of the outstanding Innovex stock in exchange for approximately 9,200,000 shares of Common Stock and options to purchase approximately 800,000 shares of Common Stock in a pooling of interests transaction. The Company retired approximately $60 million of existing Innovex obligations.

     Additional information regarding these transactions is provided in the Company's quarterly report on Form 10-Q for the period ended September 30, 1996, the Company's current report on Form 8-K dated October 6, 1996, the Company's Registration Statement on Form S-4 (Registration No. 333-12573), initially filed with the Commission on September 24, 1996, as amended, and the Company's definitive proxy statement filed with the Commission on October 28, 1996.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     The financial statements of BRI as of and for the periods ended May 31, 1996, November 30, 1993, 1994, and 1995, and the Notes thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in the Company's Registration Statement on Form S-4 (File No. 333-12573)as filed with the Commission on September 24, 1996 and amended on October 15, 1996. Unaudited interim financial statements of BRI as of September 30, 1996 and for the four months ended September 30, 1995 and 1996 will be provided by amendment within 60 days from the date of this report.

     The financial statements of Innovex as at March 31, 1995 and 1996, and for the periods ended March 31, 1994, 1995 and 1996, and the Notes thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Exchange Act, in the Company's Current Report on Form 8-K, dated October 6, 1996, filed with the Commission. Unaudited interim financial statements of Innovex as of September 30, 1996 and for the six months ended September 30, 1995 and 1996 will be provided by amendment within 60 days from the date of this report.


(b)  Unaudited Pro Forma Financial Information.

     The unaudited pro forma combined condensed income statements of the Company, Innovex and BRI for the years ended December 31, 1993, 1994 and 1995 were previously filed, within the meaning of Rule 12b-2 promulgated under the Exchange Act, in the Company's Current Report on Form 8-K, dated October 6, 1996, as filed with the Commission. Unaudited pro forma interim combined condensed financial statements of the Company, Innovex and BRI as of September 30, 1996 and for the six months ended September 30, 1995 and 1996 will be provided by amendment within 60 days from the date of this report.


(c)  Exhibits.


Exhibit No.       Description of Exhibit
-----------       ----------------------
     2.01(1)      Merger Agreement dated as of September 16, 1996 by and among Quintiles
                  Transnational Corp., BRI Acquisition Corp. and BRI International, Inc.
                  (the "Merger Agreement")

     2.02         List of Exhibits and Schedules omitted from the Merger Agreement

     2.03(2)      Share Exchange Agreement dated as of October 4, 1996 among Innovex
                  Limited, Quintiles Transnational Corp. and the shareholders of Innovex
                  Limited (the "Share Exchange Agreement")

     2.04         List of Exhibits and Schedules omitted from the Share Exchange Agreement

     99.01        Registration Rights Agreement, dated as of November 29, 1996, by and among Quintiles Transnational Corp. and the shareholders of Innovex
                  Limited listed therein

----------------------
(1) Exhibit to the Company's Registration Statement on Form S-4 (Registration No. 333-12573) initially filed with the Commission on September 24, 1996, as amended, and incorporated herein by reference.

(2) Exhibit to the Company's current report on Form 8-K dated October 6, 1996 filed with the Commission and incorporated herein by reference.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

     On November 29, 1996, in connection with the share exchange, the Company issued 293,651 shares of Common Stock in compliance with Regulation S to certain shareholders of Innovex who are not United States persons (within the meaning of Regulations S) in exchange for 3,773,790 shares of Innovex.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      QUINTILES TRANSNATIONAL CORP.



                                      By: /s/ Rachel R. Selisker
                                         -----------------------------
Dated: December 6, 1996                  Rachel R. Selisker
                                         Chief Financial Officer

                                 EXHIBIT INDEX



    Exhibit No.      Description of Exhibit
    -----------      ---------------------
    2.01(1)          Merger Agreement dated as of September 16, 1996 by and among Quintiles
                     Transnational Corp., BRI Acquisition Corp. and BRI International, Inc.
                     the "Merger Agreement")

    2.02             List of Exhibits and Schedules omitted from the Merger Agreement

    2.03(2)          Share Exchange Agreement dated as of October 4, 1996 among Innovex
                     Limited, Quintiles Transnational Corp. and the shareholders of Innovex
                     Limited (the "Share Exchange Agreement")

    2.04             List of Exhibits and Schedules omitted from the Share Exchange Agreement

    99.01            Registration Rights Agreement, dated as of November 29, 1996, by and among Quintiles Transnational Corp. and the shareholders of Innovex
                     Limited listed therein

----------------------
(1) Exhibit to the Company's Registration Statement on Form S-4 (Registration No. 333-12573) initially filed with the Commission on September 24, 1996, as amended, and incorporated herein by reference.

(2) Exhibit to the Company's current report on Form 8-K dated October 6, 1996 filed with the Commission and incorporated herein by reference.